EXHIBIT 99.6

                                SECOND AMENDMENT

                                       TO

                               FINANCING AGREEMENT


            Second Amendment, dated as of August 10, 1999, to the Financing Agreement, dated as of February 26, 1999, as amended by the First Amendment, dated as of March 25, 1999 (the "Financing Agreement"), by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), ECI Sportswear, Inc., a New York corporation ("Sportswear"), Stetson Clothing Company, Inc., a Delaware corporation ("Stetson" and together with ECI and Sportswear, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the "Administrative Agent") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Collateral Agent" or "Agent").

            WHEREAS, pursuant to the terms of an Agreement and Plan of Merger dated as of July 19, 1999, as amended by Amendment No. 1 dated as of July ___, 1999, in the form attached hereto as Annex I hereto (the "Merger Agreement"), by and among the Company, ECI, XOXO Clothing Company, Incorporated, a Delaware corporation formerly known as XOXO Acquisition Corp. ("XOXO"), Lola, Inc., a California corporation ("Lola"), and Gregg Fiene, Michele Bohbot and Lynne Fiene Hanson, Lola, Inc. shall be merged with and into ECI, with ECI as the surviving corporation in such merger (the "Lola Acquisition");

            WHEREAS, immediately following the Lola Acquisition, ECI will contribute (the "Contribution") all of the assets and liabilities of Lola assumed by ECI in the Lola Acquisition to XOXO Clothing Company, Incorporated, a Delaware corporation and a direct wholly-owned subsidiary of ECI ("XOXO");

            WHEREAS, the Borrowers, XOXO, B P Clothing Company, Inc., a New York corporation and a newly formed direct wholly-owned subsidiary of ECI ("B P", and together with XOXO, each an "Additional Borrower" and collectively, the "Additional Borrowers"), the Lenders, the Administrative Agent and the Agent have executed and delivered the Joinder Agreement and Acknowledgment dated as of the date hereof (the "Joinder Agreement") pursuant to which, among other things, each of the Additional Borrowers has agreed to be bound as a Borrower by all the provisions of the Financing Agreement; and

            WHEREAS, in connection with the Lola Acquisition and the Contribution (collectively, the "Transactions"), the Borrowers, the Additional Borrowers, the Lenders, the Administrative Agent and the Agent wish to amend the Financing Agreement to among other things (i) extend a term loan to ECI in the aggregate principal amount of $10,000,000, the proceeds of which will be used to pay a portion of the purchase price in connection with the Lola Acquisition pursuant to the terms of the Merger Agreement, (ii) increase the Total Revolving Credit Commitment of the Lenders from $65,000,000 to $80,000,000, and (iii) permit the Transactions.

            Accordingly, the Company, the Borrowers, the Additional Borrowers, the Administrative Agent, the Agent and the Lenders hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

            2. The preamble of the Financing Agreement is hereby amended in its entirety to read as follows:

            "FINANCING AGREEMENT, dated as of February 26, 1999, by and among Aris Industries, Inc., a New York corporation (the 'Company'), Europe Craft Imports, Inc., a New Jersey corporation ('ECI'), ECI Sportswear, Inc., a New York corporation ('Sportswear'), Stetson Clothing Company, Inc., a Delaware corporation ('Stetson'), XOXO Clothing Company, Incorporated, a Delaware corporation ('XOXO'), B P Clothing Company, Inc., a New York corporation ('B P' and, together with ECI, Sportswear, Stetson and XOXO, each a 'Borrower' and collectively, the 'Borrowers'), the financial institutions from time to time party hereto (each a 'Lender' and collectively, the 'Lenders'), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the 'Administrative Agent') and The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the 'Collateral Agent' or 'Agent')."

            3. Recitals. The first sentence of the Recitals of the Financing Agreement is hereby amended in its entirety to read as follows:

            "The Company and the Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (i) a term loan to ECI in the aggregate principal amount of $10,000,000, and (ii) a revolving credit facility to the Borrowers in an aggregate principal amount not in excess of $80,000,000 at any time outstanding, a portion of which may be utilized for letters of credit. The proceeds of the term loan shall be used to pay a portion of the consideration paid in connection with the merger of Lola, Inc. with and into ECI."

            4. Existing Definitions. (a) The definition of the term "Availability" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

           "'Availability' shall mean, at any time, the difference between (i) the lesser of (A) the Borrowing Base Before Overadvance Amount and (B) the Total Revolving Credit Commitment and (ii) the sum of (A) the aggregate outstanding principal amount of all Revolving Credit Loans and (B) all Letter of Credit Obligations."

                  (b) Subsection (iv) of the definition of "Change of Control" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(iv) ECI shall cease to directly own and control, of record and beneficially, 100% of the outstanding Capital Stock of B P, Sportswear, Stetson and XOXO free and clear of all Liens, except the Lien in favor of the Agent for the benefit of the Lenders,"

                  (c) The definition of the term "Commitment" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "'Commitment' means, with respect to each Lender, such Lender's Revolving Credit Commitment and Term Loan Commitment."


                  (d) Subsection (i)(E)(z) of the definition of "Consolidated EBITDA" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(z) prior to December 31, 1999, start-up costs and expenses incurred in connection with the businesses of Stetson, B P and any other Subsidiary of the Borrowers that is created and for which the Borrowers have complied with the terms of Section 7.01(b) of this Agreement, in an aggregate amount not in excess of $6,000,000,"

                  (e) The definition of the term "Eligible Inventory" in Section
1.01 of the Financing Agreement is hereby amended by (i) deleting the following clause in the first sentence thereof "with respect to any Borrower, all finished goods of such Borrower which meets all of the following specifications:" and substituting in lieu thereof "with respect to any Borrower, all finished goods and raw materials Inventory of such Borrower which meets all of the following specifications:", (ii) deleting the reference in subsection (vii) to "raw materials,", (iii) deleting the reference to "May 26, 1999" in clause (viii) thereof, and substituting in lieu thereof "October 15, 1999", (iv) redesignating clause (ix) thereof, and the internal reference in such clause (ix) to clause
(ix), to clause "(x)", and (v) adding the following new clause (ix) "(ix) in the case of raw materials, such raw materials have been acquired by the Borrower during the previous twelve months;" and

                  (f) The definition of the term "Factoring Agreements" in
Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Factoring Agreements' means (i) (A) the Factoring Agreement dated the date hereof between the Factor and ECI, (B) the Factoring Agreement dated the date hereof between the Factor and Sportswear, (C) any Factoring Agreement entered into between the Factor and Stetson, (D) any Factoring Agreement entered into between the

Factor and B P, and (E) the Factoring Agreement dated as of the Second Amendment Effective Date between the Factor and XOXO or (ii) such other factoring agreements as are entered into by the Borrowers pursuant to the terms of Section 7.02(o) of this Agreement."

                  (g) The definition of the term "Guarantors" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Guarantors' means B P, the Company, ECI, Stetson, Sportswear, XOXO, each XOXO Subsidiary, each Subsidiary Retailer, and all Persons which hereafter guarantee, pursuant to Section 7.01(b) hereof or otherwise, all or any part of the Obligations."

                  (h) The definition of the term "Interest Period" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Interest Period' means with respect to any Eurodollar Loan, the period commencing on the borrowing date or the date of any continuation of or conversion into such Eurodollar Loan, as the case may be, and ending one, two, three or six months thereafter, in each case as selected by the Administrative Borrower in the applicable notice given to the Agent pursuant to Sections 2.03 or 2.11 hereof; provided that (i) each Interest Period shall begin on the first Business Day of a month, (ii) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) no Interest Period for any Eurodollar Loan shall end after the Final Maturity Date in the case of the Revolving Credit Loans or February 26, 2002 in the case of the Term Loan, (iv) no more than three (3) Interest Periods in the aggregate for the Borrowers may exist at any one time and (v) the Administrative Borrower will select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period of the Term Loan."

                  (i) The definition of the term "Loan" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:
            "'Loan' means any Revolving Credit Loan or Term Loan made by a Lender or the Agent to a Borrower pursuant to Article II hereof."

                  (j) The definition of the term "Loan Documents" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Loan Documents' means this Agreement, the Notes, the Guarantees, the Security Agreements, the Pledge Agreements, the Factoring Agreements, the Assignment of Factoring Proceeds Agreement, the Existing Factor Assignment Agreements, the Joinder Agreement, the Fee Letter, the Letter of Credit Applications and all other instruments, agreements and other documents executed and delivered pursuant hereto or thereto."

                  (k) The definition of the term "Notes" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Notes' means the Revolving Credit Notes and the Term Notes."

                  (l) The definition of the term "Obligations" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Obligations' means (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by it in respect of any Loan Document to which it is a party, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, commissions, expense reimbursements, indemnifications or otherwise and all Ledger Debt Obligations, and (ii) the obligations of each Borrower to perform or observe all of its other obligations from time to time existing under any Loan Document to which it is a party."

                  (m) The definition of the term "Revolving Credit Commitment" in Section 1.01 of the Financing Agreement is hereby amended by deleting the reference to "Schedule 1.01A-1" therein and substituting in lieu thereof "Schedule 1.01A-2".

                  (n) The definition of the term "Total Commitment" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

            "'Total Commitment' means the sums of the amounts of the Lender's Total Revolving Credit Commitments and the Total Term Loan Commitments."

            5. New Definitions. The following new definitions are added to
Section 1.01 of the Financing Agreement in appropriate alphabetical order to read as follows:

            "'B P' means B P Clothing Company, a New York corporation.

            "'Consolidated Fixed Charges' means, for any Person and its Consolidated Subsidiaries for any period, the sum of, without duplication (i) Consolidated Net Interest Expense for such period, (ii) all principal of Indebtedness for borrowed money of such Person or any of its Consolidated Subsidiaries having a scheduled due date during such period (not including mandatory prepayments pursuant to Section 2.07 hereof), (iii) all amounts payable by such Person or any of its Consolidated Subsidiaries on Capitalized Lease Obligations having a scheduled due date during such period, (iv) the total income tax liability actually payable by such Person or any of its Consolidated Subsidiaries in respect of such period, and (v) cash capital expenditures of such Person and its Consolidated Subsidiaries made during such period."

            "'Consolidated Net Interest Expense' means, for any Person and its Consolidated Subsidiaries for any period, gross interest expense of such Person and its Consolidated

Subsidiaries for such period determined in conformity with GAAP less the following for such Person and its Consolidated Subsidiaries determined in conformity with GAAP: (i) the sum of (a) interest income for such period and (b) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus the following for such Person and its Consolidated Subsidiaries determined in conformity with GAAP, (ii) the sum of (a) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (b) the expending of upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense)."

            "'Excess Cash Flow' means, for any fiscal period of the Company (i) Consolidated Net Income (Loss) of the Company and its Consolidated Subsidiaries for such period, plus (ii) all non-cash charges of the Company and its Consolidated Subsidiaries deducted in arriving at such Consolidated Net Income
(Loss) for such period, less (iii) all non-cash credits of the Company and its Consolidated Subsidiaries included in arriving at such Consolidated Net Income
(Loss) for such period, less (iv) all scheduled and mandatory cash principal payments on the Loans and optional cash principal payments on the Loans made during such period (but excluding (A) all prepayments made pursuant to Section 2.07(i) of this Agreement and (B), in the case of the Revolving Credit Loans, prepayments only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such prepayments), less (v) all scheduled and mandatory cash principal payments on the BONY Indebtedness during such period (but excluding all prepayments made on the BONY Indebtedness pursuant to any excess cash flow or similar provision contained in the BONY Loan Documents), less (vi) the cash portion of capital expenditures made by the Company and its Consolidated Subsidiaries during such period to the extent permitted to be made under this Agreement."

            "'Joinder Agreement' has the meaning specified in the Second Amendment."

            "'Ledger Debt' means indebtedness owing by a Borrower to the Factor by reason of such Borrower's purchases from other entities factored or financed by the Factor."

            "'Ledger Debt Guaranties' means indebtedness or other obligations of a Borrower to the Factor by reason of guaranties issued by the Factor in favor of other factors with respect to such other factor's purchase of accounts receivable owed by such Borrower."

            "'Ledger Debt Obligations' means all obligations of the Borrowers to the Factor in connection with Ledger Debt and Ledger Debt Guaranties."

            "'Second Amendment' means the Second Amendment to this Agreement dated as of August 10, 1999."

            "'Second Amendment Effective Date' has the meaning specified therefor in the Second Amendment."

            "'Term Loan' means a term loan made by a Lender to ECI pursuant to Section 2.01(d) hereof."

            "'Term Loan Commitment' means, with respect to each Lender, the term commitment of such Lender as set forth in Schedule 1.01A-2 hereto, as the same may be adjusted from time to time pursuant to the terms of this Agreement."

            "'Term Note' means a promissory note of the ECI, substantially in the form of Exhibit AA hereto, made payable to the order of a Lender and evidencing the Indebtedness resulting from the making by such Lender of such Lender's Term Loan and delivered to the Agent pursuant to the Second Amendment, as such promissory note may be modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor."

            "'Total Revolving Credit Commitment' means the sum of the Lenders' Revolving Credit Commitments."


            "'Total Term Loan Commitment' means the sum of the Lenders' Term Loan Commitments."

            "'Valuation Adjustment' means, in the event the Company is required by any Governmental Authority to adjust the value in its publicly filed financial statements of the 6,500,000 shares of capital stock of the Company paid as a portion of the consideration in connection with the Lola Acquisition, the amount in its publicly filed financial statements which the chief financial officer of the Company certifies to the Lenders is equal to such adjustment required by such Governmental Authority (which amount shall be positive in the case of an upward adjustment; negative in the case of a downward adjustment).

            "'XOXO' means XOXO Clothing Company, Incorporated, a Delaware corporation."

            "'XOXO Subsidiaries' means 8-3 Retailing, Inc., a California corporation, XOXO Outlets, Inc., a California corporation and each other Subsidiary of XOXO."


            6. Revolving Credit Commitments. Section 2.01(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(b) Notwithstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers shall not exceed the lower of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate Letter of Credit Obligations and (ii) the difference between (A) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations."

            7. Term Loan Commitments. The following new subjection (d) is hereby added to the Section 2.01 of the Financing Agreement to read as follows:

                  "(d) Subject to the terms and conditions and relying upon the representations and warranties set forth herein, each Lender severally agrees to make a Term Loan to ECI on the Second Amendment Effective Date in the principal amount not to exceed such Lender's Term Loan Commitment. Any principal amount of a Term Loan which is repaid or prepaid by ECI may not be reborrowed."

            8. Loans. Section 2.02 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

            "SECTION 2.02. Loans. Except as otherwise provided in Section 2.05, Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Term Loan Commitments as the case may be. The initial Revolving Credit Loans shall be made on or after the Effective Date against delivery hereunder of the Revolving Credit Notes. The Term Loans shall be made on the Second Amendment Effective Date by the Lenders against delivery hereunder of the Term Notes."

            9. Notes; Repayment of Loans. The following new subjection (c) is hereby added to the Section 2.04 of the Financing Agreement to read as follows:

                  "(c) Each Term Loan shall be evidenced by a Term Note, each duly executed by ECI, dated the Second Amendment Effective Date and delivered to and made payable to the order of a Lender in a principal amount equal to such Lender's Term Loan Commitment. The Term Loans shall be payable as to principal in nine equal installments of $500,000 on the first day of each of January, April, July and October, commencing January 1, 2000, and a final installment of $5,500,000 on February 26, 2002; provided that the last such installment shall be in the amount sufficient to repay in full the payment amount of the Term Loan on February 26, 2002."

            10. Funding and Settlement Procedures. Section 2.05(a)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

                  "(a) (i) Except as otherwise provided in this subsection 2.05(a), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately according to their Pro Rata Shares of the Total Term Loan Commitment or the Total Revolving Credit Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the Loan requested be increased or decreased as a result of the default by any other Lender in such other Lender's obligation to make a Loan requested hereunder."

            11. Interest. Section 2.06(a) of the Financing Agreement is hereby amended by (i) changing the title to paragraph (a) of such section to "Loans",
(ii) redesignating paragraph (a) of such section as paragraph "(a)(i)", and
(iii) adding the following new subparagraph (ii):

                  "(ii) Each Term Loan which is a Eurodollar Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus 3.00%. Each Term Loan which is a Base Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Base Rate, plus 0.50%."

            12. Reduction of Commitment; Prepayment of Loans. Section 2.06 of the Financing Agreement is hereby further amended by (i) redesignating paragraph
(i) of such section as paragraph "(k)", (ii) redesignating paragraph (j) of such section as paragraph "(l)", and (iii) adding the following new paragraphs (i) and (j):

                  "(i) Within ten (10) Business Days of delivery to the Agent of audited annual financial statements pursuant to Section 7.01(a)(ii) hereof or, if such financial statements are not delivered to the Agent on the date such statements are required to be delivered pursuant to such Section 7.01(a)(ii), ten (10) Business Days after the date such statements are required to be delivered to the Agent pursuant to Section 7.01(a)(ii), the Borrowers shall pay to the Agent an amount equal to 50% of the Excess Cash Flow for the Fiscal Year covered by such financial statements. Each prepayment pursuant to this paragraph
(k) shall be applied to principal installments of the Term Loans in the inverse order of maturity.

                  (j) The Borrowers shall immediately prepay the outstanding principal amount of the Term Loans in the event the Total Revolving Credit Commitment is terminated for any reason."

            13. The Loans. (a) Sections 2.07(a) and (b) of the Financing Agreement are each hereby amended in its entirety to read as follows:

                        "(a) The Total Term Loan Commitment shall automatically terminate in full at 5:00 p.m. on the Second Amendment Effective Date. The Borrowers may at any time or from time to time and without penalty or premium reduce the Revolving Credit Commitments to an amount (which may be zero) not less than the sum of the unpaid principal amount of all Revolving Credit Loans then outstanding plus the principal amount of all Revolving Credit Loans not yet made as to which notice has been given by the Administrative Borrower under Section 2.03 hereof plus the Letter of Credit Obligations at such time plus the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn. Any reduction shall be in an amount which is an integral multiple of $5,000,000. Reduction of the Revolving Credit Commitments shall be made by providing not less than two Business Days' written notice (which notice shall be irrevocable) to such effect to the Agent

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(which notice the Agent shall promptly transmit to each Lender). Reductions of the Revolving Credit Commitments are irrevocable and may not be reinstated. Each such reduction shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share.

                        (b) Subject to the terms and conditions contained in this Section 2.07, Section 2.10 hereof and elsewhere in this Agreement, the Borrowers shall have the right to prepay, in whole or in part, the Revolving Credit Loans, and the Term Loans; provided, that, pursuant to the terms of
Section 2.08(b) hereof, the Borrowers shall be obligated to pay the Early Termination Fee with respect to any Loans prepaid in connection with a termination of the Total Commitment prior to February 26, 2001."

                  (b) Section 2.07(e) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(e) Immediately upon the receipt by any Loan Party or any of its Subsidiaries of any Net Proceeds from the issuance, sale, assignment, transfer or other disposition of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries, the Borrowers shall make a prepayment of the Loans in an amount equal to the amount of such Net Proceeds, provided that the Borrowers shall not be required to prepay the Loans (i) in the case of intercompany Indebtedness between the Loan Parties permitted by Sections 7.02(b)(iii) and 7.02(f)(iii) and (v) hereof, and (ii) in the case of the Net Proceeds of any Indebtedness of the Company permitted by Section 7.02(b)(viii) of this Agreement and the Net Proceeds from the issuance of Capital Stock of the Company consisting of common equity, in each case to the extent that such Net Proceeds are used to prepay, purchase, redeem, retire, defease or otherwise acquire the Borrower's Indebtedness in accordance with Section 7.02(t)(ii) of this Agreement. In addition, upon receipt of aggregate Net Proceeds from any such issuance, sale, assignment, transfer or other disposition by the Company or any of its Subsidiaries of any Capital Stock, debt securities or assets of the Company or any of its Subsidiaries, other than any Net Proceeds from the events described in clause (i) of the proviso of the immediately preceding sentence, the current Overadvance Amount limits (as such amounts are set forth in clause
(i) of the definition of "Overadvance Amount" in Section 1.01 hereof) shall each be reduced on a dollar for dollar basis by the aggregate amount of Net Proceeds received from any such issuance, sale, assignment, transfer or other disposition, with such reduction to be effective upon receipt of such Net Proceeds, provided, further that, if the Net Proceeds from the issuance of Capital Stock of the Company consisting of common equity are used to prepay, purchase, redeem, retire, defease or otherwise acquire the BONY Indebtedness in accordance with Section 7.02(t)(ii) hereof, such Overadvance Amount limits shall be reduced only to the extent that, at the time of receipt of such Net Proceeds, the Loans and Letter of Credit Obligations exceed the Borrowing Base Before Overadvance Amount. Such Net Proceeds shall be applied first, to the installments of the Term Loans in the inverse order of maturity and second, to the Revolving Credit Loans."

                  (c) Section 2.07(f) of the Financing Agreement is hereby amended by deleting the reference to "Obligations" and substituting in lieu thereof "Revolving Credit Loans".


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

                  (d) Section 2.07(g) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(g) Immediately upon the receipt by any Loan Party of any insurance proceeds, the Borrowers shall prepay the Loans in an amount equal to the insurance proceeds received by such Loan Party, provided that (i) if no Default or Event of Default has occurred and is continuing, proceeds from insurance covering damage to property shall not be required to be so prepaid on such date to the extent such insurance proceeds are used to replace or restore the properties or assets in respect of which such proceeds were paid if the Borrowers deliver a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such properties or assets within a period specified in such certificate not to exceed 60 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (ii) if all or any portion of such proceeds not so applied to the repayment of the Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause (i) above, such remaining portion shall be prepaid on the last day of such specified period. Such insurance proceeds shall be applied shall be applied first, to the installments of the Term Loans in the inverse order of maturity and second, to the Revolving Credit Loans."

            14. Fees. The first sentence of Section 2.08(a) of the Financing Agreement is hereby amended by deleting each reference to "Total Commitment" and substituting in lieu thereof "Total Revolving Credit Commitment".

            15. Letter of Credit Guaranty. The first sentence of Section 3.01(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

            "The aggregate Letter of Credit Obligations shall not exceed the lowest of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate principal amount of Revolving Credit Loans then outstanding, (ii) the difference between (A) the Borrowing Base and (B) the aggregate principal amount of the Revolving Credit Loans then outstanding and
(iii) the L/C Subfacility."

            16. Post Closing Deliveries. Sections 7.01(o) and 7.01(p) of the Financing Agreement are hereby amended in their entirety to read as follows:

                  "(o) Inventory and Intellectual Property Appraisals. Furnish to the Lenders no later than October 15, 1999, appraisals, by an appraiser satisfactory to the Agent, at the sole cost and expense of the Borrowers, satisfactory to the Agent, of all inventory and trademarks of the Borrowers (including the 'Members Only' and the 'XOXO' trademarks), such appraisals to be performed on an 'orderly liquidation value' basis.

                   (p) Landlord and Licensor Waivers. Use its best efforts to furnish to the Agent as soon as possible and in any event prior to October 15, 1999, (i) (A) a landlord waiver in form and substance satisfactory to the Agent from each of the Borrowers' and the Guarantors' landlords, and (B) a warehouse access agreement in form and substance satisfactory to the Agent with respect to ECI's warehouse located in New Bedford, Massachusetts, and (ii) a licensor waiver letter, in form and substance satisfactory to the Agent, for each License Agreement, executed by each licensor."

            17. Use of Proceeds. The first sentence of Section 7.01(w) is hereby amended and restated in its entirety to read as follows:

             "The proceeds of the Revolving Credit Loans shall be used to refinance existing Indebtedness of the Borrowers, for general working capital purposes of the Borrowers and to make intercompany loans and advances permitted by Sections 7.02(b)(iii) and 7.02(f)(iii) and (iv) hereof. The proceeds of the Term Loans shall be used to pay a portion of the consideration paid in connection with the merger of Lola, Inc. with and into ECI."

            18. Liens, Etc. Section 7.02(a)(viii) of the Financing Agreement is hereby amended by deleting the "$3,000,000" and substituting in lieu thereof "$6,000,000".

            19. Guaranties, Etc. Section 7.02(c)(iv) of the Financing Agreement is hereby amended by deleting the "$1,000,000" and substituting in lieu thereof "$2,000,000".

            20. Merger, Consolidation, Sale of Assets, Etc. The following proviso is hereby added to the end of each of Section 7.02(d)(i) and Section 7.02(d)(ii):

            ", provided, further, that the consummation of the Transactions (as defined in the Second Amendment) shall not constitute a violation of this subsection".

            21. Investments, Etc. Section 7.02(f) of the Financing Agreement is hereby amended by (i) deleting the "and" at the end of paragraph (vi); (ii) deleting the "$1,000,000" in paragraph (vii) and substituting in lieu thereof "$2,000,000", (iii) replacing the period at the end of paragraph (vii) with "; and", and (iv) adding the following new paragraph (viii):

            "(viii)     (A) investments in B P and (B) investments in XOXO
pursuant to the Transactions (as defined in the Second Amendment)."

            22. Capital Expenditures Section 7.02(h) of the Financing Agreement is hereby amended by deleting the "$3,000,000" and substituting in lieu thereof "$6,000,000".

            23. Financial Covenants. (a) Section 7.02(p)(i) of the Financing Agreement is hereby amended by deleting the "(i) $22,000,000 and" and substituting in lieu thereof "(i) $31,750,000 plus, any Valuation Adjustment and".

            (b) The following subsection (iv) is hereby added to Section 7.02(p) of the Financing Agreement to read in its entirety as follows:

                  "(iv) Fixed Charge Coverage Ratio. Permit the ratio of Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries for each period of four (4) consecutive quarters for which the last quarter ends on a date set forth below to be less than the amount set forth opposite such date:

                                                   Minimum Fixed
      Fiscal Quarter                            Charge Coverage Ratio
      --------------                            ---------------------

      June 30, 2000                                     1.00:1.0
      September 30, 2000                                1.00:1.0
      December 31, 2000                                 1.25:1.0
          and thereafter

            24. Notices, Etc. The address for notices to any Borrower and the Company in Section 12.02 of the Financing Agreement and in each other Loan Documents is hereby amended to be: Aris Industries, Inc. 1411 Broadway, New York, New York 10018, Attention: Arnold Simon and David Fidlon, Telephone
(212) 790-6610; Facsimile (212) 642-4265.

            25. Delivery of Notes. Each Lender shall deliver to the Agent, for delivery to and cancellation by the Borrowers, the Revolving Credit Note issued by the Borrowers and held by the Lenders under the Financing Agreement (the "Old Note"), which Old Notes are hereby deemed cancelled effective from delivery of the New Notes to the Agent. The Borrowers shall execute and deliver to the Agent for the account of each Lender the Revolving Credit Notes which such Lender is entitled to receive pursuant to Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Revolving Credit Commitment, as set forth in Schedule 1.01A-2 to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Note to the Borrowers for cancellation and deliver the New Notes to the Lenders.

            26. Schedules. (a) Paragraph (d) of Section 12.09 of the Financing Agreement is hereby amended by deleting each reference to "Schedule 1.01A-1" therein and substituting in lieu thereof "Schedule 1.01A-2".

                  (b) Schedule 1.01A-1 to the Financing Agreement is hereby amended in its entirety to read as set forth in Annex II to this Amendment.

                  (c) Attached as Annex III hereto are updates to the Schedules to the Financing Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Borrowers and the XOXO Subsidiaries. The Schedules to the Financing Agreement shall, without further action, be amended to include the supplemental information contained in each such update.


            27. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Second Amendment Effective Date"):

                  (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Second Amendment Effective Date shall be correct on and as of the Second Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) Delivery of Documents. The Agent shall have received on or before the Second Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Second Amendment Effective Date:

               (i) counterparts of this Amendment, duly executed by the Borrowers and the Lenders;

               (ii) the New Notes, duly executed by each of the Borrowers;

               (iii) (A) a Security Agreement, in the form of Exhibit C-1 to the Financing Agreement, duly executed by each of the Additional Borrower, and (B) a Security Agreement, in the form of Exhibit C-2 to the Financing Agreement, duly executed by each of the XOXO Subsidiaries;

               (iv) a Pledge Agreement, in the form of Exhibit D to the Financing Agreement, duly executed by each of the Additional Borrowers, together with the original stock certificates representing all of the common stock of the Subsidiaries of each of the Additional Borrowers and all inter-company promissory notes of the Borrowers issued to each of the Additional Borrowers, accompanied by undated stock powers executed in blank and other instruments of transfer;

               (v) an amendment to each of the Pledge Agreements and Security Agreement, delivered on the Effective Date, in substantially the forms of Annexes IV and V hereto, duly executed by each of the Loan Parties a party thereto;

               (vi) the Joinder Agreement, duly executed by each of the Additional Borrowers and the other parties thereto (together with the documents delivered pursuant to clauses (i), (ii), (iii), (iv) and (v) above collectively, the "Amendment Documents");

               (vii) appropriate financing statements on Form UCC-1, duly executed by each of the Additional Borrowers and each XOXO Subsidiary, and duly filed in such office or offices as may be necessary or, in the opinion of the

          Agent, desirable (including, without limitation, at the United States Patent and Trademark Office) to perfect the security interests purported to be created by the Security Agreement and the Factoring Agreements to which such Persons are a party;

               (viii) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor any of the Additional Borrowers or any of the XOXO Subsidiaries, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral, and results of searches for any tax and judgment Liens filed against any of the Additional Borrowers and the XOXO Subsidiaries and their property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

               (ix) evidence of the insurance coverage required by the terms of
          Section 7.01(h) of the Financing Agreement and the other Loan Documents with respect to each of the Additional Borrowers and the XOXO Subsidiaries naming the Agent an additional insured or loss payee thereunder as specified by the Agent;

               (x) a certificate of the chief executive officer or the chief financial officer of the Parent, certifying that attached thereto are complete and correct copies of the Merger Agreement and the other material agreements executed in connection with the Transactions and all other agreements, instruments and other documents executed and delivered in connection therewith as requested by the Agent, in each case in form and substance satisfactory to the Agent;

               (xi) a copy of the resolutions of each Loan Party, certified as of the Second Amendment Effective Date by an authorized officer thereof, authorizing (A) the execution of each Amendment Document to which such Person is a party and the transactions contemplated thereby, and (B) the execution, delivery and performance by each such Person of each Amendment Documents to which such Person is a party, and the performance of the Financing Agreement, as amended;

               (xii) a certificate of an authorized officer of each Loan Party, certifying the names and true signatures of the representatives of such Person authorized to sign each Amendment Document to which such Person is a party and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such authorized officers;

               (xiii) a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Loan Party, dated within 30 days of the Second Amendment Effective Date, certifying as to the subsistence and good standing of, and the payment of taxes by, such Person in such states;

               (xiv) a true and complete copy of the charter of each Loan Party, certified as of a date not more than 30 days prior to the Second Amendment Effective Date by an appropriate official of the state of organization of each such Person (or in the case of a Loan Party that existed on the effective date of the Financing Agreement, a certificate confirming that such charter has not been amended or otherwise modified since it was delivered to the Agent and the Lenders on the effective date of the Financing Agreement and that the copy thereof previously delivered to the Agent is true, correct and complete as of the Second Amendment Effective Date);

               (xv) a copy of the by-laws of each Loan Party , together with all amendments thereto, certified as of the Second Amendment Effective Date by an authorized officer of each such Person (or in the case of a Borrower that existed on the effective date of the Financing Agreement, a certificate confirming that such by-laws have not been amended or otherwise modified since it was delivered to the Agent and the Lenders on the effective date of the Financing Agreement and that the copy thereof previously delivered to the Agent is true, correct and complete as of the Second Amendment Effective Date);

               (xvi) an opinion of (a) Shapiro Forman & Allen LLP, New York counsel to the Borrowers, and (b) Soukup & Schiff, LLP, California counsel to the Borrowers, in each case as to such matters as the Agent may reasonably request;

               (xvii) a certificate of the chief executive officer or the chief financial officer of the Company, certifying as to the matters set forth in subsection (a) of this Section 27;

               (xviii) (A) projections of the Borrowers (reflecting on a pro-forma basis the consummation of the Transactions), in form and substance satisfactory to the Lenders, including monthly profit and loss statements, balance sheets and cash flow projections, for the Fiscal Year ending December 31, 1999 and for each Fiscal Year thereafter through and including the Fiscal Year ending as of December 31, 2002, (B) a copy of the financial statements of XOXO and its Subsidiaries for the fiscal quarter ended April 30, 1999, and (C) a copy of the audited financial statements of Lola, Inc. and its Subsidiaries for the fiscal year ended January 31, 1999, together with a certificate of the chief financial officer of the Company setting forth all existing Indebtedness, including guarantees, pending or, to the best of the Company's and XOXO's knowledge, threatened litigation or claims and other contingent liabilities of XOXO and its Subsidiaries not shown on such financial statements;

               (xix) a breakdown of Inventory by XOXO and each of its Subsidiaries and by location in the form specified in Section 7.01(a)(v)(B) of the Financing Agreement, dated within 15 days of the Second Amendment Effective Date, certified by the chief financial officer of the Company;

               (xx) the factoring agreement between XOXO and the Factor dated the date hereof and all related documents duly executed by the XOXO and the Factor, certified by the chief financial officer of the Company as a true and correct copy hereof;

               (xxi) landlord waivers in form and substance satisfactory to the Agent with respect to the parcel of property leased by XOXO at 6000 Sheila Street, in Commerce, California;

               (xxii) a Borrowing Base Certificate current as of the Business Day prior to the Second Amendment Effective Date;

               (xxiii) copy of each of the License Agreements to which any of the Additional Borrowers or any of its Subsidiaries is a party as in effect on the Second Amendment Effective Date and each other trademark license agreement pursuant to which any of the Additional Borrowers or any of its Subsidiaries is a party, certified as a true and correct copy thereof by the chief financial officer of the Company together with a certification that such license agreements remain in full force and effect and that neither of the Additional Borrowers nor any of their Subsidiaries has breached or defaulted in any of the obligations under any such license agreements;

               (xxiv) a copy of the most recent annual report (Form 5500 Series) for each Employee Plan of XOXO and its Subsidiaries, if any, including Annex VI attached thereto;

               (xxv) a termination agreement duly executed by Capital Factors, Inc. and XOXO and its Subsidiaries, together with UCC termination statements and other documentation evidencing the termination by Capital Factors, Inc. of its Liens in and to the properties and assets of XOXO and its Subsidiaries; and

               (xxvi) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

                  (c) Proceedings. All proceedings in connection with the transactions contemplated by each Amendment Document, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

                  (d) Audit. The Agent may, at its option, obtain an update of the audit of the Accounts Receivable and Inventory of the Borrowers (including
XOXO) and the Guarantors and the Agent shall be satisfied (in its sole discretion) with the results of such updated audit.

                  (e) Material Adverse Effect. The Lenders shall have determined, in their sole judgment, that (i) after giving effect to the Lola Acquisition and the Transactions, no Material Adverse Effect shall have occurred since February 26, 1999, and (ii) no material adverse change in the business, properties, operations, prospects, profitability or condition (financial or otherwise) of XOXO or its Subsidiaries shall have occurred since January 31, 1999.

                  (f) Consummation of the Transactions. The Agent shall have received evidence satisfactory to it that the Transactions shall have occurred on terms and conditions satisfactory to the Lenders.

                  (g) Fees. The Borrowers shall have paid the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02): (i) a non-refundable facility fee with respect to the Revolving Credit Commitment equal to $90,000, and (ii) a non-refundable facility fee with respect to the Term Loan Commitment equal to $100,000.

            28. Representations and Warranties. Each of the Company and the Loan Party (including without limitation the Additional Borrowers) represents and warrants to the Lenders as follows:

                  (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, the other Amendment Documents to which it is a party and all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

                  (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment, the other Amendment Documents to which it is party and all other documents executed by it in connection with this Amendment, and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment, the other Amendment Documents to which it is a party and all other documents executed by it in connection with this Amendment, and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

                  (d) This Amendment and the Financing Agreement, as amended hereby, the other Amendment Documents to which it is a party, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                  (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Second Amendment Effective Date as though made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Second Amendment Effective Date.


                  (f) Neither (i) the consummation of the Transactions, or (ii) the execution, delivery and performance by the Borrowers and the Guarantors of this Amendment and the other Amendment Documents shall contravene in any way or result in a default or event of default under the BONY Loan Documents.


            29. Continued Effectiveness of Financing Agreement. Each of the Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

            30.   Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) The Borrowers will pay on demand all out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ARIS INDUSTRIES, INC.


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------


                                    EUROPE CRAFT IMPORTS, INC.


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    ECI SPORTSWEAR, INC.


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    STETSON CLOTHING COMPANY, INC.


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    B P CLOTHING COMPANY, INC.


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    XOXO CLOTHING COMPANY, INCORPORATED


                                    By: /s/ DAVID FIDLON
                                        --------------------------------
                                    Name: David Fidlon
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    AGENTS AND LENDERS
                                    ------------------

                                    THE CIT GROUP/COMMERCIAL SERVICES,
                                      INC., as Collateral Agent


                                    By: /s/ TERRY S. SCHWARTZ
                                        --------------------------------
                                    Name:  Terry S. Schwartz
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent


                                    By: /s/ DAVID MICHAELS
                                        --------------------------------
                                    Name:  David Michaels
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    ISRAEL DISCOUNT BANK OF NEW YORK


                                    By: /s/ ANDREW FINKLE
                                        --------------------------------
                                    Name:  Andrew Finkle
                                          ------------------------------
                                    Title: Assistant Manager
                                          ------------------------------

                                    By: /s/ R. DAVID KORNGRUEN
                                        --------------------------------
                                    Name:  R. David Korngruen
                                          ------------------------------
                                    Title: Vice President
                                          ------------------------------



                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ ROBERT ANCHUNDIA
                                        --------------------------------
                                    Name:  Robert Anchundia
                                          ------------------------------
                                    Title: Assistant Vice President
                                          ------------------------------